UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 2, 2019

Blonder Tongue Laboratories, Inc.

(Exact Name of registrant as specified in its charter)

Delaware	1-14120	52-1611421
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Jake Brown Road, Old Bridge, New Jersey  08857

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (732) 679-4000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed, on August 3, 2018, Blonder Tongue Laboratories, Inc. (the “Company”) entered into an Agreement of Sale (the “Original Sale Agreement”) with Jake Brown Rd LLC (the “Buyer”), providing for the sale by the Company of its Old Bridge, New Jersey facility (the “Old Bridge Facility”), which houses the Company’s principal manufacturing, engineering, sales and administrative functions, to the Buyer. Also as previously disclosed, on September 20, 2018, the Company, at the Buyer’s request, agreed to extend the due diligence period under the Sale Agreement until the close of business on October 4, 2018 (the “First Amendment,” and together with the Original Sale Agreement, the “Agreement”). On October 4, 2018, through an exchange of emails, the due diligence period was extended to the close of business on October 8, 2018. As further previously disclosed, on October 8, 2018, the Company and the Buyer entered into a Second Amendment to Agreement of Sale (the “Second Amendment”). The Second Amendment, among other things, included the parties’ acknowledgment that the due diligence period expired on October 8, 2018 and an agreement that the closing of the sale and purchase of the Old Bridge Facility would occur, subject to the fulfillment by the Seller of all conditions of closing under the Agreement, on or before January 10, 2019, unless on or before the close of business on January 4, 2019, the Buyer (i) notified the Seller that it requires up to an additional 20 calendar days to close and (ii) Buyer’s notice was accompanied by a non- refundable additional deposit of $150,000 (the “Extension Deposit”).

On January 2, 2019, the Buyer provided notice to the Seller that it is exercising its right to extend the closing date for up to an additional 20 calendar days. In connection with its notice, the Buyer paid the Extension Deposit to the Seller. As a result of the notice, the Buyer has up to an additional 20 calendar days following January 10, 2019 to close the transaction.

“Safe Harbor” Statement

The information set forth above includes “forward-looking” statements and accordingly, the cautionary statements contained in Blonder Tongue's Annual Report and Form 10-K for the year ended December 31, 2017 (See Item 1: Business, Item 1A: Risk Factors, Item 3: Legal Proceedings and Item 7: Management's Discussion and Analysis of Financial Condition and Results of Operations), and other filings with the Securities and Exchange Commission are incorporated herein by reference. The words “believe”, “expect”, “anticipate”, “project”, “target”, “intend”, “plan”, “seek”, “estimate”, “endeavor”, “should”, “could”, “may” and similar expressions are intended to identify forward-looking statements. In addition, any statements that refer to projections for our future financial performance, our anticipated growth trends, if any, in our business, our expected use of the proceeds of the transactions described herein and other characterizations of future events or circumstances are forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's analysis only as of the date hereof. Blonder Tongue undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof. Blonder Tongue's actual results may differ from the anticipated results or other expectations expressed in Blonder Tongue's “forward-looking” statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLONDER TONGUE LABORATORIES, INC.

By:	/s/ Eric Skolnik
Eric Skolnik
Senior Vice President and Chief Financial Officer

Date: January 4, 2019

2